UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 29, 2020

VITRO DIAGNOSTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-17378	84-1012042
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

4621 Technology Drive, Golden CO  80403
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 999-2130

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [     ]

ITEM 1.01ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On May 29, 2020, Vitro Diagnostics Inc. d/b/a Vitro Biopharma (the “Company”) signed a Memorandum of Understanding (“MOU”) with the Global Institute of Stem Cell Therapy and Research, Inc. (“Giostar”).   A copy of the MOU is filed herewith as Exhibit 10.1.

Under the terms of the MOU, the Company and Giostar will jointly partner together for a COVID-19 Investigational New Drug (“IND”) to the FDA using the Company’s umbilical cord mesenchymal stem cell product AlloRx Stem Cells™ in a clinical trial to treat Covid-19 patients.

ITEM 7.01REGULATION FD DISCLOSURE

On June 2, 2020, the Company issued a press release announcing that it had entered into an exclusive Memorandum of Understanding (MOU) with Global Institute of Stem Cell Therapy and Research, Inc. (“Giostar”) a leading stem cell research institute based in San Diego, California to jointly partner together for a COVID-19 Investigational New Drug (“IND”) to the FDA using the Company’s umbilical cord mesenchymal stem cell product AlloRx Stem Cells™ in a clinical trial to treat Covid-19 patients.  A copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:EXHIBITS

Item	Title

10.1	Memorandum of Understanding
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vitro Diagnostics, Inc. (Registrant)

Dated: June 4, 2020	/s/ James R. Musick James R. Musick, President and CEO